Exhibit 10.47
EXECUTION VERSION

EIGHTH AMENDMENT TO CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of July 2, 2013, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement as amended herein (as defined below).
WITNESSETH:
WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Proposed Oil and Gas Acquisition” has the meaning assigned to such term in Section 7.05.
“Projected Oil and Gas Volumes” means, with respect to any Proposed Oil and Gas Acquisition, the forecasted production from proved producing reserves from the Oil and Gas Interests subject to such Proposed Oil and Gas Acquisition as reflected in a separate report delivered to the Administrative Agent meeting the requirements of a Reserve Report and otherwise in form and substance satisfactory to the Administrative Agent.
1.2    Swap Agreements. The first two paragraphs after subsection (b) of Section 7.05 of the Credit Agreement shall be and they hereby are amended and restated to read in their entirety as follows:

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As used in this Section, “forecasted production from total proved reserves” means the forecasted production of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to any pro forma adjustments for the consummation of any Acquisitions or dispositions since the effective date of such Reserve Report; provided that upon the execution and delivery of a purchase agreement, merger agreement or other similar agreement by the Borrower or any Restricted Subsidiary in respect of an Acquisition consisting directly or indirectly of Oil and Gas Interests (each, a “Proposed Oil and Gas Acquisition”) and so long as the Aggregate Commitment exceeds the Aggregate Credit Exposure by at least fifteen percent (15%) of the Aggregate Commitment at the time of and immediately after giving effect thereto, Borrower or any Restricted Subsidiary may enter into Swap Agreements with a term of three (3) years or less which when aggregated with all other Swap Agreements then in effect for the Projected Oil and Gas Volumes included in such Proposed Oil and Gas Acquisition, would not cause the aggregate notional volume per month for each of Crude Oil and Natural Gas, calculated separately, under all such Swap Agreements then in effect with respect to such Proposed Oil and Gas Acquisition (other than Excluded Hedges) to exceed, as of the date such Swap Agreement is executed, eighty percent (80%) of the Projected Oil and Gas Volumes for any month prior to the third anniversary of the date such agreement was executed and delivered by the parties thereto until such Proposed Oil and Gas Acquisition is consummated in accordance with the terms of the underlying purchase agreement, merger agreement or other similar agreement. In the event such Proposed Oil and Gas Acquisition is terminated by written agreement among the parties or otherwise not consummated within 30 days after execution and delivery of such agreement (or such longer period of time as acceptable to the Administrative Agent in its sole discretion), then within five (5) Business Days after such termination or the end of such 30 day (or longer) period, as applicable, the Borrower shall and shall cause the Restricted Subsidiaries to novate, unwind or otherwise dispose of all Swap Agreements to the extent necessary to be in compliance with the limitations set forth in clause (a) of this Section 7.05.
Except as otherwise required pursuant to the immediately preceding paragraph, in the event any Credit Party enters into a Swap Agreement (including the Existing Swap Agreements), the terms and conditions of such Swap Agreement may not be amended or modified, nor may any Credit Party sell, assign, monetize, transfer, cancel or otherwise dispose of any of its rights and interests in any such Swap Agreement without the prior written consent of the Majority Lenders (it being understood that any Lender Counterparty may sell, assign, transfer, novate, or otherwise dispose of its rights and interests in any Swap Agreement to any Approved Counterparty at any time); provided that, notwithstanding the foregoing, any Credit Party may enter into a Swap Modification so long as (i) within three (3) Business Days thereafter, the Borrower provides written notice to the Administrative Agent of the terms of such Swap Modification, setting forth in reasonable detail, (x) the effect of such Swap Modification on the aggregate notional volume of Crude Oil and

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Natural Gas subject to the Credit Parties’ Swap Agreements and (y) the amount of Net Cash Proceeds received by such Credit Party as a result of such Swap Modification, (ii) the aggregate notional volume of Crude Oil and Natural Gas affected by such Swap Modification, together with all other Swap Modifications consummated since the most recent Redetermination Date, does not exceed ten percent (10%) of the aggregate notional volume of Crude Oil and Natural Gas subject to the Credit Parties’ Swap Agreements in effect as of the most recent Redetermination Date, and (iii) the Borrower applies the Net Cash Proceeds received by any Credit Party as a result of such Swap Modification to prepay the Loans.
SECTION 2.     Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
2.1    Execution and Delivery. Each Credit Party, the Lenders (or at least the required percentage thereof) and Administrative Agent shall have executed and delivered this Amendment.
2.2    No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.
2.3    Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.
SECTION 3.     Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:
3.1    Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).
3.2    Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

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3.3    Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
3.4    No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4.        Miscellaneous.
4.1    Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
4.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3    Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
4.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
4.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.7    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.8    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
4.9    Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.
BORROWER:
EXCO RESOURCES, INC.
By:/s/ William L. Boeing
Name:    William L. Boeing
Title: Vice President, General Counsel and Secretary
GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC

By:/s/ William L. Boeing
Name: William L. Boeing
Title: Vice President, General Counsel and Secretary
EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC, its general partner
By:/s/ William L. Boeing
Name:    William L., Boeing
Title: Vice President, General Counsel and Secretary

EXCO GP PARTNERS OLD, LP

By:    EXCO Partners GP, LLC,
its general partner

By: /s/ William L. Boeing
Name: William L. Boeing
Title: Vice President, General Counsel and Secretary

EXCO EQUIPMENT LEASING, LLC

By:/s/ William L. Boeing
Name: William L. Boeing
Title: Vice President, General Counsel and Secretary

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent and Issuing Bank
By:/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer
BANK OF AMERICA, N.A., as a Lender

By:/s/ Jason Zilewicz
Name: Jason Zilewicz
Title:AVP

ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:/s/ Jay Sartain
Name: Jay Sartain
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:/s/ Jason M. Hicks
Name: Jason M. Hicks
Title: Managing Director

CITIBANK, N.A., as a Lender and as Co-Documentation Agent

By:/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President
KEYBANK N.A., as a Lender

By:/s/ Joseph Scott
Name: Joseph Scott
Title: Senior Vice President
UNION BANK, N.A., as a Lender

By:/s/ Lauren Trussell
Name: Lauren Trussell
Title: Vice President
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director
U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Daniel K. Hansen
Name: Daniel K. Hansen
Title: Vice President
COMERICA BANK, as a Lender

By:/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President
BARCLAYS BANK PLC, as a Lender

By:/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY,
as a Lender

By:/s/ Trudy Nelson
Name: Trudy Nelson
Title: Managing Director

By:/s/ Daria Mahoney
Name: Daria Mahoney
Title: Executive Director

UBS LOAN FINANCE LLC,
as a Lender

By:/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate4 Director

By:/s/Kenneth Chin
Name: Kenneth Chin
Title: Director

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